anavex
LIFE SCIENCES Corp.

Dear Anavex Stockholder,

Your vote at the Company's upcoming Annual Meeting of Stockholders (the "Annual Meeting") on September 24, 2026, is especially important this year. Anavex is navigating a pivotal strategic transition, and it is imperative that we have strong, experienced leaders at the board and management levels to oversee this transition and unlock the significant value of our promising oral blarcamesine candidate.

The Executive Committee of the Anavex Board of Directors (the "Executive Committee") has put forth six highly qualified, independent director nominees to stand for election at this year's Annual Meeting. The Executive Committee's recommended slate – which includes two new independent candidates Mr. Gautam Patel and Dr. Adrian Senderowicz – brings together experienced executives with the regulatory, clinical, and financial expertise needed to lead Anavex going forward.

While we have taken decisive action to refresh the Board's membership and strengthen the Company's leadership, PVG Asset Management Corporation ("PVG") is seeking to gain control of the Anavex Board of Directors despite owning just 0.35% of the Company and without paying stockholders a control premium.

In particular, such significant change would risk disrupting Anavex at a critical point as we urgently move ahead with our lead candidate, oral blarcamesine (ANAVEX®2-73), across three CNS indications – early Alzheimer's disease, Rett syndrome, and Fragile X syndrome – and while we are prioritizing FDA engagement to establish a clear, data-driven regulatory path forward.

To ensure we stay on a path toward enhanced long-term value creation, we urge you to vote "FOR" ONLY the Company's six highly qualified, independent director nominees: Dr. Jiong Ma, Dr. Peter Donhauser, Mr. Gautam Patel, Dr. Axel Paeger, Dr. Adrian Senderowicz and Dr. Claus van der Velden, on the WHITE universal proxy card.

Anavex's Six Highly Qualified, Independent Director Nominees Have the Right Skills, Experience and Expertise to Drive Long-Term Shareholder Value

Our approach to Board refreshment has been focused on aligning the Board's composition with Anavex's current and future needs. In addition to the four incumbent directors standing for election, we have identified two new independent candidates whose extensive experience in pharmaceutical drug development, FDA regulatory matters, capital allocation and strategic investment will bolster the Board's capabilities in overseeing the critical decisions ahead. If all six Anavex nominees are elected at the 2026 Annual Meeting, the Board will be entirely independent, with half of its directors appointed since the beginning of 2026.










Jiong Ma, Ph.D. (Chair), Age 62
Independent Director since 2021

Current Role
General Partner,
Phoenix Venture Partners

Relevant Skills and Experience

- Financial Experience / Capital Allocation
- Scientific / R&D
- Commercialization / Launch
- Public Company Directorship Experience

Dr. Jiong Ma brings deep financial, transactional and capital markets expertise to the Board, with substantial experience investing in, partnering with and working with management teams to set strategy for disruptive technology and life sciences companies to shape the business, accelerate growth and drive long-term shareholder value.

Dr. Jiong Ma has over 30 years of experience investing in, building and scaling technology and life-sciences companies globally. She has served as Chair of the Board of Anavex Life Sciences Corp. (NASDAQ: AVXL) since November 2021 and as a director of SES AI Corporation (NYSE: SES), a developer of AI-enhanced, high-performance Li-Metal and Li-ion batteries, since February 2022 and Lead Independent Director of the board of SES AI Corporation since May 2022. Since July 2024, she has served as a General Partner at Phoenix Venture Partners, investing in next-generation computing, AI/data-center infrastructure, advanced manufacturing and energy companies. She has led investments at and serves or has served as a board member of several companies across the firm's portfolio, including ODC, Qolab, Figure8 and Nexus Photonics, and provides strategic guidance, governance oversight and capital formation support. To date, the portfolio has achieved three successful exits, including the acquisition of Nexus Photonics by IonQ (NYSE: IONQ), Nubis Communications by Ciena (NYSE: CIEN) and the acquisition of Cotsworks by Moog (NYSE: MOG.A).

From December 2023 to July 2024, Dr. Ma was an independent business consultant. From March 2021 to December 2023, Dr. Ma led Chavant Capital Acquisition Corporation (NASDAQ: CLAY), a special purpose acquisition company, which she founded and guided through its combination with Mobix Labs (NASDAQ: MOBX) in December 2023. Dr. Ma served on the board of Chavant Capital Acquisition Corporation from March 2021 to December 2023 and Mobix Labs from December 2023 to January 2024. Prior to this, she spent 12 years as Senior Partner at Braemar Energy Ventures, serving on the Investment Committee and leading investments in resource efficiency, e-mobility and renewable energy, with board seats at more than 10 portfolio companies and multiple exits via M&A and IPO.

Earlier in her career, Dr. Ma led venture investments across TMT, digital health and cleantech at 3i Group. She began her career in senior roles at Lucent Technologies and Bell Labs, and was a founding team member of Onetta, a fiber-optics startup later acquired by Bookham.

Dr. Ma holds a doctorate (Ph.D.) in Electrical & Computer Engineering from the University of Colorado at Boulder and a Master of Science (M.S.) in Electrical Engineering from Worcester Polytechnic Institute. She is a Kauffman Fellow and currently serves as a Member of the Engineering Advisory Council of CU Boulder College of Engineering and Applied Science.



Peter Donhauser, D.O., Age 60
Independent Director since 2017

Current Role
Physician

Relevant Skills and Experience

- Biopharma Experience
- Regulatory Experience
- Scientific / R&D
- Commercialization / Launch

Dr. Donhauser brings critical, relevant experience to the Board as clinical expert leading research across numerous trials for some of the world's leading global pharmaceutical companies.

Dr. Peter Donhauser is a physician and clinical research leader with more than 20 years of experience in integrated medical care, clinical trial oversight and private practice leadership. He has practiced osteopathic medicine in private practice since 2000, specializing in an integrated approach to patient care, providing the Board with valuable clinical and patient-centered expertise.

Dr. Donhauser is also the Founder of MedCon Medical Consulting, an education-focused consultancy that provides physician training in the treatment of osteoporotic diseases and delivers osteopathic courses for medical professionals and patients. Earlier in his career, he worked at the University Hospital of Munich, where he focused on geriatrics and neuromusculoskeletal diseases. During his tenure, he conducted clinical research across more than 12 Phase III trials in collaboration with leading global pharmaceutical companies, including Merck, Organon, Procter & Gamble, Roche, Servier and Sanofi.

He holds a degree in human medicine from the University of Munich, as well as a diploma in osteopathy (D.O.) from the German-American Academy for Osteopathy (DAAO) and the European Register for Osteopathic Physicians (EROP) at the Philadelphia College of Osteopathic Medicine.



Axel Paeger, M.D., MBA, MBI, Age 61
Independent Director since 2026

Current Role
CEO, AMEOS Group

Relevant Skills and Experience

- CEO / Operator
- Financial Experience / Capital Allocation
- Scientific / R&D

Dr. Axel Paeger is a medically trained executive leader who brings deep experience in healthcare to the Board as founder of a leading healthcare provider in Europe.

Dr. Axel Paeger is an experienced healthcare executive and corporate leader with more than 30 years of clinical, operational and executive leadership experience. Dr. Paeger currently serves as Chief Executive Officer of AMEOS Group, which he founded as a start-up in 2002 and scaled into one of Europe's leading healthcare providers. Under his leadership, the Zürich-headquartered group has grown to operate 85 hospitals and polyclinics alongside 23 long-term care facilities across the DACH region (Germany, Austria and Switzerland), employing approximately 19,300 people and treating approximately 500,000 patients annually. AMEOS is the market leader in psychiatric inpatient care in the DACH region and a major provider of inpatient neurological care.

Prior to founding AMEOS, Dr. Paeger served as Chief Executive Officer of Asklepios Kliniken GmbH, one of Germany's largest private hospital operators, following leadership positions at Pacific Health Corporation in the United States and early clinical training at Massachusetts General Hospital. From 2005 to 2009, he also served as a member of the Supervisory Board of Ascom Group (SWX: ASCN), an international telecommunications and security solutions company.

Dr. Paeger holds a Doctor of Medicine (M.D.) from Ludwig Maximilian University of Munich, and a Master of Business Administration (MBA) and Master of Business Informatics (MBI) from Erasmus University Rotterdam and Case Western Reserve University, respectively.



Gautam Patel, MBA, Age 54
Independent Director Nominee

Current Role
Managing Director,
Tarsadia Investments

Relevant Skills and Experience

- Financial Experience / Capital Allocation
- Public Company Directorship Experience

The Executive Committee believes Mr. Patel is qualified to serve as a member of the Board because he brings extensive capital allocation, investment and financial advisory expertise to the Board, with a proven track record of executing growth-focused investments and guiding corporate strategy across the life sciences, financial services and technology sectors.

Mr. Gautam Patel is an experienced investment executive with over 30 years of corporate finance, investment management and board leadership experience. Since 2012, he has served as a Managing Director and a member of the Investment Committee at Tarsadia Investments, a private investment firm based in Newport Beach, California. In this role, he leads a team of investment professionals in identifying, evaluating and executing principal control equity investments across sectors including life sciences, financial services and technology. He has served on the Board of Amneal Pharmaceuticals, Inc. (NASDAQ: AMRX) since 2018 and has also served on the Board of Spectrum Brands Holdings, Inc. (NYSE: SPB) since 2020, where he serves as Chair of the Audit Committee and as a member of the Compensation Committee. He also serves on the boards of several private companies, including Kashiv Biosciences, Asana Biosciences, LERETA and AIONX Antimicrobial Technologies.

Prior to joining Tarsadia, Mr. Patel served as Managing Director at Lazard from 2008 to 2012, where he led financial and strategic advisory efforts across the healthcare, private equity, transportation and logistics sectors. He previously held a variety of financial advisory roles at Lazard from 1999 to 2008, advising clients on restructurings, bankruptcies and corporate reorganizations. Earlier in his career, from 1994 to 1997, Mr. Patel was an Analyst at Donaldson, Lufkin & Jenrette, where he worked on mergers and acquisitions as well as high-yield and equity financings.

In addition to his corporate governance roles, Mr. Patel serves on the Board of Directors of the Tarsadia Foundation and Casita Maria Center for Arts & Education, a New York-based non-profit organization focused on empowering youth through arts-based education.

Mr. Patel holds a Bachelor of Arts (B.A.) from Claremont McKenna College, a Bachelor of Science (B.S.) from Harvey Mudd College, a Master of Science (M.Sc.) from the London School of Economics and a Master of Business Administration (MBA) from the University of Chicago. Mr. Patel was recommended to the Board by an independent director.



Adrian Senderowicz, M.D., Age 62
Independent Director Nominee

Current Role
President and Founder,
Oncology Drug Development, LLC

Relevant Skills and Experience

- CEO / Operator
- Biopharma Experience
- Regulatory Experience
- Scientific / R&D
- Commercialization / Launch
- Public Company Directorship Experience

The Executive Committee believes Dr. Senderowicz is qualified to serve as a member of the Board because he brings deep drug development, clinical research and global regulatory expertise to the Board, with a proven track record of advancing novel therapeutics through critical international approvals to drive growth and long-term value.

Dr. Adrian Senderowicz is an accomplished pharmaceutical executive and physician-scientist with over 30 years of clinical and regulatory leadership experience across the life sciences industry. Since April 2015, he has served as President and Founder of Oncology Drug Development, LLC. He has also served on the Board of Directors of Puma Biotechnology, Inc. (NASDAQ: PBYI) since August 2015, where he chairs the Research and Development Committee, and served on the Board of Directors of Step Pharma from October 2021 until June 2026. He also has served on the Scientific Advisory Board at Triana Biomedicines and Stelexis BioSciences since June 2022 and July 2024, respectively.

Previously, Dr. Senderowicz served as Senior Vice President and Chief Medical Officer at Constellation Pharmaceuticals, Inc., scaling the clinical and regulatory teams prior to its $1.7 billion acquisition by MorphoSys. He also served as Senior Vice President and Chief Medical Officer at Cerulean Pharma, Inc. and Ignyta, Inc., later acquired by Roche for $1.7 billion. Earlier in his career, he held senior clinical and regulatory leadership roles at Sanofi Oncology, Tokai Pharmaceuticals and AstraZeneca Pharmaceuticals, contributing to global approvals for vandetanib, an oral medicine used to treat advanced medullary thyroid cancer.

Prior to his corporate roles, Dr. Senderowicz spent nearly four years at the U.S. Food and Drug Administration (FDA) as Senior Medical Reviewer and Acting Team Leader in the Division of Oncology Drug Products. He began his career at the National Institutes of Health (NIH) and National Cancer Institute (NCI), serving as Attending Physician, Investigator and Chief of the Molecular Therapeutics Unit. He later served as a Visiting Professor of Medical Oncology at the Albert Einstein College of Medicine.

Dr. Senderowicz holds a Doctor of Medicine (M.D., Cum Laude) from the School of Medicine at the Universidad de Buenos Aires. He completed his internal medicine residency at Mount Sinai School of Medicine, a clinical oncology fellowship at NCI and is Board Certified in Medical Oncology. Dr. Senderowicz was recommended to the Board by an executive search firm.



Claus van der Velden, Ph.D., Age 53
Independent Director since 2018

Current Role
Managing Director and
Chief Financial Officer,
NetCologne GmbH

Relevant Skills and Experience

- CEO / Operator
- Financial Experience / Capital Allocation

Dr. Claus van der Velden brings accounting and executive financial experience to the Board that provides critical perspective on accounting and capital allocation strategy.

Dr. Claus van der Velden is an accomplished finance executive with more than two decades of experience leading finance, governance and enterprise oversight functions for publicly traded and technology-driven companies in Germany. Since May 2021, he has served as Chief Financial Officer and Managing Director of NetCologne GmbH, a regional telecommunication provider in Germany.

From July 2011 to May 2021, Dr. van der Velden served as Corporate Head of Management Accounting, Internal Audit and Risk Management at Ströer SE & Co. KGaA, a publicly listed German digital media company, where he was responsible for management accounting, internal audit, enterprise risk management, information security risk assessments and internal control programs.

Previously, Dr. van der Velden served as Director of Corporate Business Controlling for the Nutrition & Health business unit at Cognis, a global supplier of nutritional ingredients and specialty chemicals, where he also served as a compliance representative and member of the global leadership team. Following BASF's acquisition of Cognis, he was responsible for the management accounting processes of BASF's Nutrition & Health division. Earlier in his career, Dr. van der Velden worked as a strategy consultant at an international marketing and strategy consulting firm.

Vote "FOR" ONLY Anavex's Six Highly Qualified Director Nominees on the WHITE Proxy Card TODAY

PVG is seeking control through the election of its principal, Patrick Adams, and five of Mr. Adams' hand-picked nominees, a slate whose backgrounds are almost entirely in investment management and equity research, with only one nominee having meaningful prior public company board experience, and none with direct FDA regulatory or pharmaceutical drug development experience. **We urge stockholders to question whether PVG and its nominees are seeking to serve the best interest of Anavex and Anavex stockholders.**

Your Board has acted with urgency to position Anavex for its next phase, overseeing a focused, data-driven clinical strategy, strengthening the Company's leadership and adding highly qualified, independent directors with expertise relevant to the work ahead. The Anavex nominees have the experience and judgment to oversee Anavex through this critical period of execution.

If you have any questions or require any assistance with voting your shares, please call:

Innisfree®

Innisfree M&A Incorporated
500 Fifth Avenue, 21st Floor
New York, NY 10110
Stockholders may call toll-free at (877) 750-0831
Brokers, banks and other nominees may call collect at (212) 750-5833

We remain firmly committed to advancing Anavex's strategy and delivering long-term value for stockholders, and look forward to engaging with investors as we move toward the Annual Meeting.

Sincerely,

Dr. Jiong Ma *Independent Chair*

Dr. Peter Donhauser *Independent Director*

Dr. Axel Paeger *Independent Director*

Dr. Claus van der Velden *Independent Director*

anavex® LIFE SCIENCES Corp.

Forward-Looking Statements

This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements regarding the Company's plans, strategies and expectations regarding the 2026 Annual Meeting, director nominations, the proxy solicitation, the Company's go-forward strategy, clinical development programs, business prospects, and potential actions of the Board and the Executive Committee, are forward-looking statements. These statements can be identified by the use of forward-looking terminology, including the words "believes," "anticipates," "plans," "estimates," "expects," "intends," "may," "will," "would," "could" and similar expressions, or the negative thereof. Many factors may cause actual results to differ materially from those projected in any of such forward-looking statements, including the risks and uncertainties set forth in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2025, and subsequent filings and furnishings with the SEC, which should be considered together with any forward-looking statement. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Anavex Life Sciences Corp. undertakes no obligation to revise or update this letter to reflect events or circumstances after the date hereof except as required by law.

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A, an accompanying WHITE proxy card, and other relevant documents with the SEC in connection with the solicitation of proxies from the Company's stockholders for the 2026 Annual Meeting. THE COMPANY'S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY'S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Stockholders are able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC at no charge at the SEC's website at www.sec.gov. Copies are also available at no charge at the Company's website at www.anavex.com.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers may be deemed to be "participants" (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company's stockholders in connection with the matters to be considered at the 2026 Annual Meeting. Information regarding the names of the Company's directors and executive officers and certain other individuals and their direct or indirect interests in the Company, by security holdings or otherwise, is set forth in the sections entitled "Compensation of Directors," "Executive Compensation," and "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters" of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2025 (available here), and any subsequent filings on Forms 3, 4 and 5 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Company's definitive proxy statement for the 2026 Annual Meeting which has been filed with the SEC. These documents are available free of charge at the SEC's website at www.sec.gov.